UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2025

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 Plaza Real, Suite 275

Boca Raton, Florida 33432

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On December 17, 2025, Lixte Biotechnology Holdings, Inc., a Delaware corporation (the “Company”), entered into Amendment No.2 (“Amendment No.2”) to the GSK & LIXTE Supported Collaborative Study (the “Collaborative Study”) by and between the Company, GlaxoSmithKline LLC (“GSK”) and the University of Texas M.D. Anderson Cancer Center, a government agency of the State of Texas and a member of the University of Texas System (the “Anderson Cancer Center”). The Collaborative Study was originally entered into on September 18, 2023, and amended on April 4, 2025 (“Amendment No.1”). The Collaborative Study is conducted under protocol 219582 entitled “Safety and Efficacy of Targeting PP2A in Ovarian Clear Cell Carcinoma (OCCC) using dostarlimab and LB-100 (the “Original Study”).

Amendment No.2, modifies the Collaborative Study as follows: (i) Appendix A in the Agreement is updated to reflect the following: (a) Number of Study Subjects of 21 (twenty-one) is deleted in its entirety and replaced with ““forty-two (42)”; (b) Other than the cost of Study drugs, Institution will be responsible for Study costs for patients 22-42. GSK’s and Lixte’s obligations in Agreement shall extend to patients 22-42, including, but not limited to, provision of their respective drugs to Institution at no cost to Institution. (c) The SAF included in Appendix A of the Agreement is updated to reflect the following: (i) Quantity number of vials to be provided by GSK to Institution is increased from 400 to 800. (d) LIXTE to provide sufficient quantity to Institution of LIXTE IP to support 2 times points per cycle at 42 Study Subjects (projected 3x from original amount).

Appendix B, Subsection 1 in the Agreement is deleted in its entirety and replaced with the following:

“1. Enrolment of Study Subjects:

Institution will enroll (which, for clarity, does not include any screening failures) a maximum of forty-two (42) Study Subjects (includes Study Subjects at Northwestern) on the Protocol and use reasonable efforts to achieve an expected rate of 2 Study Subjects per month”. GSKs payments are based at the original number of Study Subjects of 21. For clarity, GSK will not make any additional payments for the increase in Study Subjects.

Appendix B.1 in Amendment No. 1 is deleted in its entirety and replaced with Appendix B.2 under Amendment No.2.

All other terms and conditions of the Collaborative Study, as amended by Amendment No. 1 to the Collaborative Study dated April 4, 2025, remain unchanged and in full force and effect. A copy of Amendment No. 2 is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Concurrently, On December 17, the Company entered into a Collaborative Research Agreement with the Anderson Cancer Center (the “Research Agreement”). Pursuant to Amendment No.2, the participants in the Original Study has expanded from 21 patients to 42 patients (the “Expanded Study”). The Company and the Anderson Cancer Center will conduct the Expanded Study utilizing the Company’s LB-100 and personnel, expertise and resources of the Anderson Cancer Center to complete the deliverables under Amendment No.2. The Expanded Study shall continue until the later of the completion of the Expanded Study or the Collaborative Study. The Research Agreement may not be terminated without the written consent of the Company and the Anderson Cancer Center.

In consideration of the Anderson Cancer Center conducting the Expanded Study at its costs, the Company will pay the Anderson Cancer Center milestone payments (“Milestone Payments”) related to the Expanded Study as follows; (i) $500,000 upon Initiation of the first Pivotal Clinical Trial; (ii) $500,000 upon achievement of Breakthrough Therapy designation or upon achievement of Accelerated Approval designation; and (iii) $500,000 upon U.S. Food and Drug Administration (“FDA”) approval in clear cell ovarian cancer (each a “Milestone Event”). In addition to the Milestone Payments, the Company will pay the Anderson Cancer Center a 3.75% royalty, on a Product-by-Product and country-by country basis, based on annual Net Profit of each Product. Royalties will begin to accrue upon FDA approval for LB-100 or any Product in clear cell ovarian cancer. The royalty payments will continue until the later of, the expiration of PCT/US2017/065270 or December 8, 2037. Milestone Payments and royalties are payable to the Anderson Cancer Center regardless of the Company, an Affiliate, licensee or a sublicensee achieving the Milestone Event or generating the revenue.

Amendment No. 2 To Agreement for GSK & Lixte Supported Collaborative Study Agreement, and the Collaborative Research Agreement are being filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of each agreement, which are filed herewith as Exhibits 10.1 and 10.2.

Item 7.01 Regulation FD Disclosure

On December 23, 2025, the Company issued a press release announcing it is expanding its collaboration with The University of Texas MD Anderson Cancer Center, Northwestern University, and pharmaceutical manufacturer GSK on an ongoing clinical trial with its proprietary compound, LB-100, to treat ovarian clear cell cancer.

A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
10.1	Amendment No. 2 To Agreement for GSK & Lixte Supported Collaborative Study Agreement, dated December 17th, 2025, by and among the Company, GlaxoSmithKline LLC and The University of Texas, M.D. Anderson Cancer Center.
10.2	Collaborative Research Agreement, dated December 17, 2025, by and between the Company, and The University of Texas M.D. Anderson Cancer Center.
99.1	Press Release Dated December 23, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2025	LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Registrant)

	By:	/s/ Geordan Pursglove
Geordan Pursglove
Chairman of the Board and Chief Executive Officer